                                                                    EXHIBIT 10.3

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
--------------------------------------------------------------------------------

Warrant No.: 1                                         Number of Shares:  75,000
Date of Issuance: September 7, 2000                      (subject to adjustment)

                              US SEARCH.COM INC.

                                    Warrant
                                    -------

     US SEARCH.com Inc., a Delaware corporation (the "Company"), for value
                                                      -------
received, hereby certifies that Pequot Private Equity Fund II, L.P., or its registered assigns (the "Registered Holder"), is entitled, subject to the terms
                         -----------------
set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 6 below), up to 75,000 shares of Series A Convertible Preferred Stock, par value $.001 per share, of the Company ("Series A Preferred"), at a purchase price of $100.00 per
                        ------------------
share. The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Stock" and the
                                                  -------------
"Purchase Price," respectively.
 --------------

     1.  Exercise.
         --------

         (a) Manner of Exercise. This Warrant may be exercised by the Registered
             ------------------
Holder, in whole or in part, at any time after the date hereof and on or before the Expiration Date by surrendering this Warrant, with the purchase form appended hereto as Exhibit A-1 (the "Purchase Form") duly executed by such
                   -----------
Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the aggregate Purchase Price payable in respect of the number of shares of Warrant Stock specified in such Purchase Form. The Purchase Price may be paid by cash or certified or official bank check payable to the Company, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder.

         (b) Effective time of Exercise. Each exercise of this Warrant shall be
             --------------------------
deemed to have been effected immediately prior to the close of business on the day on which this Warrant, the accompanying Purchase Form and the aggregate Purchase Price shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise shall be deemed for the purposes hereof to have become the holder or holders of record of the Warrant Stock represented by such certificates issuable upon such exercise, notwithstanding that the stock transfer records of the Company may be closed or that certificates representing the Warrant Stock shall not then be actually delivered to the Registered Holder.

          (c)  Net Issue Exercise.
               ------------------

               (i) In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to such Registered Holder a number of shares of Warrant Stock computed using the following formula:

                    X =   Y (A - B)
                          ---------
                              A

Where     X =  The number of shares of Warrant Stock to be issued to the
               Registered Holder.

          Y = The number of shares of Warrant Stock purchasable under this Warrant (at the date of such calculation).

          A = The Fair Market Value of one share of Warrant Stock (at the date of such calculation).

          B =  The Purchase Price (as adjusted to the date of such calculation).

              (ii) For purposes of this Section 1(c), the "Fair Market Value" of one share of Warrant Stock on the date of calculation shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Warrant Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors, unless the Company is at such time subject to an acquisition as described in Section 7(b) below, in which case the Fair Market Value of one share of Warrant Stock shall be deemed to be the value received by the holder of one share of Series A Preferred pursuant to such acquisition.

          (d)  Delivery to Registered Holder. As soon as practicable after the
               -----------------------------
exercise of this Warrant, in whole or in part, pursuant to Section 1(a) or 1(c) hereof, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates representing the number of shares of Warrant Stock to which such Registered Holder shall be entitled and cash in lieu of fractional shares issuable upon exercise, and

                   (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) or 1(c) above.

     2.   Adjustments.
          -----------

          (a)  Stock Splits and Dividends. If outstanding shares of the
               --------------------------
Company's Series A Preferred shall be subdivided into a greater number of shares or a dividend or other distribution in Series A Preferred shall be paid in respect of Series A Preferred, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend or other distribution be proportionately reduced. If outstanding shares of Series A Preferred shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (b)  Reclassification, Etc. In case there occurs any reclassification
               ---------------------
or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, but before the Expiration Date, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property otherwise receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 2.

          (c)  Effect of Conversion of Warrant Stock. In the event that at any
               -------------------------------------
time on or after the date hereof, but before the Expiration Date, all of the then outstanding shares of Series A Preferred are converted into shares of the Company's common stock, par value $.001 ("Common Stock"), and this Warrant has not been exercised as provided in Section 1 of this Warrant, this Warrant shall no longer represent the right to purchase Series A Preferred and shall instead thereupon represent the right to purchase for the Purchase Price, in respect of each share (or portion thereof) of Series A Preferred covered hereby immediately prior to such conversion, the number of shares (or portion thereof) of Common Stock into which such shares of Series A Preferred were convertible immediately prior to such conversion. The number of shares of Common Stock purchasable under this Warrant, as determined by the foregoing sentence, shall be subject to adjustment pursuant to any subsequent stock split, combination, dividend, recapitalization or similar event with respect to Common Stock. To the extent that the Series A Preferred converts to Common Stock, such that there are no outstanding shares of Series A Preferred, all references to Warrant Stock or Series A Preferred herein shall be deemed to be a reference to Common Stock.

          (d)  Adjustment Certificate. When any adjustment is required to be
               ----------------------
made in the Warrant Stock or the Purchase Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth
(i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

     3.   Transfers.
          ---------

          (a)  Unregistered Security.  Each holder of this Warrant acknowledges
               ---------------------
that this Warrant, the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, pledge,
                              --------------
distribute, offer for sale, transfer or otherwise dispose of this Warrant, any Warrant Stock issued upon exercise of this Warrant, or any Common Stock issued upon conversion of the Warrant Stock in the absence of (i) an effective registration statement under the Act as to this Warrant, such Warrant Stock or such Common Stock and registration or qualification of this Warrant, such Warrant Stock or such Common Stock under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock or such other securities shall bear a legend substantially to the foregoing effect.

          (b)  Transferability.  This Warrant and the rights of the Registered
               ---------------
Holder may not be sold, transferred or otherwise disposed of, in whole or in part, except to any Permitted Transferee of the Registered Holder, subject to compliance with Section 3(a) hereof provided, however, that this Warrant may
                                    --------  -------
may not be transferred in part. Any such transfer shall be effective upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B-1 hereto) and funds sufficient to pay any transfer tax, at the
-----------
principal office of the Company.  "Permitted Transferee" shall mean (i) the
                                   --------------------
Company, (ii) any subsidiary of the Company and (iii) any Affiliate of the Registered Holder. "Affiliate" shall mean (i) with respect to any individual,
                    ---------
(A) a spouse or descendant of such individual, (B) any trust or family partnership whose beneficiaries shall solely be such individual and/or such individual's spouse and/or any person related by blood or adoption to such individual or such individual's spouse, and (C) the estate of such individual,
(ii) with respect to any Person which is not an individual, any other Person that, directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person and/or one or more Affiliates thereof. For the purposes of this Section 3(b), the term "control"
                                                                     -------
(including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, includes, without limitation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. "Person" shall mean and includes an individual, a corporation, a partnership, a
 ------
limited liability company, a joint venture, a trust, an unincorporated organization and a government or any department or agency thereof, or any entity similar to any of the foregoing.

          (c)  Warrant Register. The Company will maintain a register containing
               ----------------
the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank,
          --------  -------
the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

     4.   Representations, Warranties and Covenants of the Registered Holder.
          ------------------------------------------------------------------
This Warrant has been issued by the company in reliance upon the following representations, warranties and covenants of the Registered Holder:

          (a) The Registered Holder is experienced in evaluating start-up companies such as the Company, and has either individually or through its current officers such knowledge and experience in financial and business matters that the Registered Holder is capable of evaluating the merits and risks of the Registered Holder's prospective investment in the Company, and has the ability to bear the economic risks of the investment. The Registered Holder either (i) has a preexisting personal or business relationship with the Company or its principals or (ii) has substantial knowledge and experience in financial and business matters, has specific experience making investment decisions of a similar nature, and is capable, without the use of a financial advisor, of utilizing and analyzing the information made available in connection with the issuance of the Warrant and of evaluating the merits and risks of an investment in the Warrant Shares and protecting the Registered Holder's own interests in connection with this transaction. The Registered Holder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

          (b) The Registered Holder is acquiring this Warrant, and upon exercise of this Warrant, will acquire Warrant Stock, for investment for such Registered Holder's own account and not with the view to, or for resale in connection with, any distribution thereof in violation of law. The Registered Holder understands that this Warrant (and the Warrant Stock issuable upon exercise of this Warrant) have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Registered Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any portion of this Warrant (or any Warrant Stock issuable upon exercise of this Warrant). The Registered Holder understands and acknowledges that this Warrant will not, and any issuance of Warrant Stock upon exercise of this Warrant may not, be registered under the

Securities Act on the ground that the issuance of securities hereunder is exempt from the registration requirements of the Securities Act.

     5.   No Impairment. The Company will not, by amendment of its charter or
          -------------
through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     6.   Termination. This Warrant (and the right to purchase shares of Series
          -----------
A Preferred upon exercise hereof) shall terminate on the earlier to occur of (a) the date the Registered Holder purchases all of the Warrant Stock issuable upon exercise of this Warrant and (b) at 5:00 p.m., Los Angeles time on September 7, 2005 (in each case, the "Expiration Date").
                         ---------------

     7.   Notices of Certain Transactions.  In case:
          -------------------------------

          (a) the Company shall take a record of the holders of its Series A Preferred (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Series A Preferred (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

     8.   Reservation of Stock. The Company will at all times reserve and keep
          --------------------
available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     9.   Exchange of Warrant. Subject to the terms hereof, upon the surrender
          -------------------
by the Registered Holder of this Warrant, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of the Registered Holder, at the Company's expense, a new Warrant of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling for the number of shares of Series A Preferred called for on the face of this Warrant or if partially exercised, such lesser number of shares that shall be issuable upon exercise of the Warrant.

    10.   Replacement of Warrant. Upon receipt of evidence reasonably
          ----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company to indemnify it against any claim that may be made against it on account of the alleged loss, theft, destruction or the issuance of a new Warrant, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

    11.   Mailing of Notices. Any notice required or permitted pursuant to this
          ------------------
Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or sent by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail, as certified or registered mail (airmail if sent internationally), with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

    12.   No Rights as Stockholder. Until the exercise of this Warrant, the
          ------------------------
Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company, either at law or in equity.

    13.   No Fractional Shares. No fractional shares of Series A Preferred will
          --------------------
be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one share of Series A Preferred on the date of exercise, as determined in good faith by the Company's Board of Directors.

    14.   Amendment or Waiver. Any term of this Warrant may be amended or waived
          -------------------
only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

    15.   Headings. The headings in this Warrant are for purposes of reference
          --------
only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     16.  Governing Law. This Warrant shall be governed, construed and
          -------------
interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

                            (Signature Page Follows)

          IN WITNESS WHEREOF, the undersigned has caused this Warrant to be duly executed, all as of the day and year first above written.

                              US SEARCH.COM INC.


                              By:    /s/ BRENT N. COHEN
                                     ------------------
                              Name:  Brent N. Cohen
                              Title: Chief Executive Officer

                              Address:     5401 Beethoven Street
                                           Los Angeles, CA 90066

                              Fax Number:  (310) 882-7898

                                  EXHIBIT A-1
                                  -----------

                                 PURCHASE FORM
                                 -------------

To:  US SEARCH.com Inc.                      Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant No. 1, hereby irrevocably elects to purchase _______ shares of the Series A Convertible Preferred Stock covered by such Warrant and herewith makes payment of $_________, representing the aggregate purchase price for such shares at the price per share provided for in such Warrant.

     The undersigned acknowledges that s/he has reviewed the representations and warranties contained in Section 4 of the Warrant and by its signature below hereby makes such representations and warranties to the Company as of the date hereof.


                              Signature: _____________________________________

                              Name (print): __________________________________

                              Title (if applic.): ____________________________

                              Company (if applic.): __________________________


____ Check here if a filing is required under the Hart-Scott-Rodino Antitrust
     Improvements Act of 1976, as amended, or any similar state legislation.


                                  EXHIBIT A-1

                                  EXHIBIT B-1
                                  -----------

                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Series A Convertible Preferred Stock, par value $.001 per share, of US SEARCH.com Inc., a Delaware corporation, covered thereby set forth below, unto:

    Name of Assignee               Address/Fax Number            No. of Shares
    ----------------               ------------------            -------------



Dated:_________________              Signature: _______________________________

                                                _______________________________

                                     Witness:  ________________________________

                                  EXHIBIT B-1